Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of POWIN CORPORATION, (the “Company”) on Form 10-Q for the quarter ending March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2012	By:	/s/ Joseph Lu

Joseph Lu
Chief Executive Officer
and Interim Chief Financial Officer
(Principal Executive Officer and Principal
Financial Officer)

Dated: August 14, 2012	By:	/s/ Jingshuang liu

Jingshuang Liu

President and Director